UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2020

Arboretum Silverleaf Income Fund, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-211626	81-1184858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Arboretum Drive, Suite 105 Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 294-1420

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01.	Other Events.

On October 1, 2020, ASIF GP, LLC (the “General Partner”), the general partner of Arboretum Silverleaf Income Fund, L.P. (the “Fund”) executed a written consent to formally extend the Fund’s operating period (the “Operating Period”) for a period of up to one year. Pursuant to the terms of the Fund’s Third Amended and Restated Agreement of Limited Partnership dated July 19, 2019, the Operating Period was scheduled to conclude no later than October 3, 2020, which date is four years following the Fund’s initial close, provided that the General Partner may extend the Operating Period in its sole discretion. Accordingly, upon the written consent of the General Partner, the Operating Period is now scheduled to conclude no later than October 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2020	Arboretum Silverleaf Income Fund, L.P.

	By:	ASIF GP, LLC its general partner

By:	/S/ Claudine Aquillon
Claudine Aquillon
Chief Executive Officer